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The Colonial BancGroup,Inc.

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                                   Exhibit 21
                                     to the
                           Annual Report on Form 10-K
                                      for
                        the year ended December 31, 1996
                                      for
                           Fort Brooke Bancorporation

         All subsidiaries of the Registrant:

1.    Fort Brooke Bank, a Florida incorporated commercial banking corporation.